Offerings - Offering: 1	Oct. 20, 2026 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	12,981
Proposed Maximum Offering Price per Unit | $ / shares	1,000
Maximum Aggregate Offering Price	$ 12,981,000
Fee Rate	0.0087%
Amount of Registration Fee	$ 1,129.35
Offering Note	Fee per Rule 457(r)